SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2018

CKX LANDS, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1508 Hodges Street Lake Charles, LA		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2018, the Registrant’s Board of Directors appointed Lee W. Boyer to serve as the Registrant’s President and Treasurer effective August 1, 2018. Mr. Boyer will succeed Brian R. Jones as President and Treasurer following Mr. Jones’ resignation effective July 31, 2018. The Registrant previously filed a current report on Form 8-K on May 2, 2018 reporting Mr. Jones’ decision to resign no later than July 31, 2018 to pursue other interests.

Mr. Boyer, who is 61, has been a partner in the law firm Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P. in Lake Charles, Louisiana since 1995 and has practiced law for over 30 years. He practices in the areas of real estate, title insurance, commercial transactions and family law. He is also the President of Second University Homesites, Inc., Manager of Jones-Boyer, LLC and Manager of Boyer Properties, LLC, all of which are residential and commercial property management companies. Additionally, he is a Director of Mallard Bay, LLC, a land management company. Mr. Boyer has served as the Registrant’s Secretary since 2017 and as a member of the Registrant’s Board of Directors since 2016. He is the nephew of Mary Watkins Savoy, a member of the Registrant’s Board of Directors.

On July 27, 2018, the Registrant’s Board of Directors appointed Mary Leach Werner to assume the role of Secretary effective August 1, 2018. Messrs. Boyer and Jones and Ms. Werner will continue to serve as members of the Registrant’s Board of Directors.

The Registrant’s Board of Directors deferred consideration of Mr. Boyer’s compensation until its next regular meeting to be held on August 2, 2018. The Registrant will report the Board’s actions with respect to his compensation on a future Form 8-K.

Section 8 – Other Events

Item 8.01	Other Events.

The Registrant is in discussions about renting office space on a month to month basis from Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P. for approximately $750 per month. The office space rental will include use of reception and information technology services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: July 30, 2018	By:	/s/ Lee W. Boyer
Lee W. Boyer Secretary